UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue
Suite 1250
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 17, 2023.

(b)	The voting results from the Annual Meeting were as follows:

1.

Each of the following 11 directors was elected to our Board of Directors, to serve until the next annual meeting of stockholders in 2024 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 8,090,976 broker non-votes.

Name	For	Against	Abstain
Brandon B. Boze	275,330,701	2,603,919	363,495
Beth F. Cobert	271,210,316	6,727,493	360,306
Reginald H. Gilyard	263,300,315	14,625,525	372,275
Shira D. Goodman	275,439,441	2,490,501	368,173
E.M. Blake Hutcheson	274,442,845	3,493,455	361,815
Christopher T. Jenny	256,416,595	21,502,253	379,267
Gerardo I. Lopez	268,179,414	9,741,424	377,277
Susan Meaney	270,561,779	7,367,037	369,299
Oscar Munoz	269,711,106	8,218,465	368,544
Robert E. Sulentic	277,127,067	810,119	360,929
Sanjiv Yajnik	275,448,567	2,471,419	378,129

2.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2023 was approved by a vote of 281,103,496 shares in favor, 4,978,353 shares against and 307,242 shares abstaining. There were no broker non-votes on this proposal.

3.

The advisory approval of named executive officer compensation for the fiscal year ended December 31, 2022 was approved by a vote of 259,076,463 shares in favor, 18,919,648 shares against and 302,004 shares abstaining. There were 8,090,976 broker non-votes on this proposal.

4.

The advisory vote on the frequency of future advisory votes on the Company’s named executive compensation was held and the frequency that received the most votes was 1 year. The results of the vote were as follows: 274,446,895 shares in favor of 1 year, 15,006 shares in favor of 2 years, 3,751,022 shares in favor of 3 years and 85,192 shares abstaining. There were 8,090,976 broker non-votes on this proposal. In light of the voting results with respect to the frequency of stockholder votes on executive compensation, our Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers.

5.

The stockholder proposal regarding executive stock ownership retention was not approved. This stockholder proposal received a vote of 72,657,122 shares in favor, 205,241,403 shares against and 399,590 shares abstaining. There were 8,090,976 broker non-votes on this proposal.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2023	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer